UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2012 Commission file number 1-7436

HSBC USA INC.
(Exact name of registrant as specified in its charter)

Maryland	13-2764867
(State of incorporation)	(IRS Employer Identification Number)

452 Fifth Avenue, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 525-5000

Not Applicable (Former name or former address, if changed since last report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.                      Financial Statements and Exhibits.

Exhibits are filed herewith in connection with the issuance of $750,000,000 2.375% Senior Notes due February 13, 2015 by HSBC USA Inc. (the “Company”) on March 7, 2012, pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-158385) (the “Registration Statement”).

(d)	Exhibits

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report:

Exhibit No.	Description
4.1	Form of note for the Company’s $750,000,000 2.375% Senior Notes due February 13, 2015
5.1	Opinion of Mick Forde, Senior Vice President, Deputy General Counsel—Corporate and Assistant Secretary of HSBC USA Inc.
5.2	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP
23.1	Consent of Mick Forde, Senior Vice President, Deputy General Counsel—Corporate and Secretary of HSBC USA Inc. (included in Exhibit 5.1)
23.2	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA Inc. (Registrant)

By:	/s/ MICK FORDE
Name: Mick Forde
Title: Senior Vice President, Deputy General Counsel-Corporate and Assistant Secretary

Dated:  March 7, 2012

Exhibit Index

Exhibit No.	Description
4.1	Form of note for the Company’s $750,000,000 2.375% Senior Notes due February 13, 2015
5.1	Opinion of Mick Forde, Senior Vice President, Deputy General Counsel—Corporate and Assistant Secretary of HSBC USA Inc.
5.2	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP
23.1	Consent of Mick Forde, Senior Vice President, Deputy General Counsel—Corporate and Secretary of HSBC USA Inc. (included in Exhibit 5.1)
23.2	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.2)